WHEN RECORDED RETURN TO:
HOLLAND & KNIGHT LLP
1722 ROUTH STREET, SUITE 1500
DALLAS, TEXAS 75201-4533
ATTENTION: MATTHEW H. SWERDLOW
SECOND MODIFICATION AGREEMENT

This SECOND MODIFICATION AGREEMENT (this “Agreement”) dated effective as of December 6, 2022 is by and among STRATUS KINGWOOD PLACE, L.P., a Texas limited partnership (“Borrower”), STRATUS PROPERTIES INC., a Delaware corporation (“Guarantor”) (Borrower and Guarantor herein sometimes called “Loan Parties” or “Loan Party”, as the context may require), and COMERICA BANK, a Texas banking association (“Lender”).
W I T N E S S E T H:

WHEREAS, the following documents have previously been executed and delivered by Borrower to Lender, relating to a loan (the “Loan”) from Lender to Borrower in the principal amount of $35,370,000.00, each dated December 6, 2018 (unless otherwise indicated below):
A.Construction Loan Agreement (the “Loan Agreement”);
B.Amended and Restated Installment Note (the “Note”) dated as of January 17, 2020, in the stated principal amount of $35,370,000.00 and payable to Lender;
C.Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Security Instrument”) covering certain real property and personal property described therein (the “Property”), recorded at Clerk’s File No. 2018116194, Real Property Records of Montgomery County, Texas;
D.Assignment of Rents and Leases (the “Assignment”), recorded at Clerk’s File No. 2018116195, Real Property Records of Montgomery County, Texas;
E.Collateral Assignment of Contracts and Plans and Other Agreements Affecting Real Estate (the “Collateral Assignment”);
the instruments described above and all other documents evidencing, securing or otherwise executed in connection with the Loan, including the Guaranty, First Modification and Environmental Indemnity (each as defined below), being herein collectively called the “Loan Documents”;

WHEREAS, Guarantor has guaranteed certain obligations of Borrower pursuant to the Guaranty (the “Guaranty”) of even date with the Loan Agreement in favor of Lender;
WHEREAS, Borrower and Guarantor also executed and delivered to Lender, that certain Environmental Indemnity Agreement (the “Environmental Indemnity”) of even date with the Loan Agreement in favor of Lender;
WHEREAS, the Loan Documents were previously modified by that certain Modification Agreement dated as of January 17, 2020, and recorded at Clerk’s File No. 2020006407, Real Property Records of Montgomery County, Texas (the “First Modification”).
WHEREAS, Borrower has requested that Lender extend the Maturity Date (as defined in the Note) and make other modifications to the Loan Documents, and Lender is willing to do so on the terms and conditions hereinafter set forth;
WHEREAS, Lender is the owner and holder of the Note, and Borrower is the owner of the Property as more particularly described on Exhibit A attached hereto and made a part hereof;
NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms not otherwise defined herein shall have the same definition as set forth in the Loan Agreement. This Agreement constitutes one of the “Loan Documents”, as such term is defined in the Loan Agreement or defined in any of the other Loan Documents.
2.Reinstatement and Extension. To the extent maturity of the Note has occurred (by acceleration or otherwise), Lender reinstates the debt evidenced by the Loan Documents the same as if maturity had not occurred. The reinstatement of the debt will be without prejudice to the rights of the Lender to exercise at any time in the future any and all rights conferred upon such owner and holder by the Loan Documents with reference to any Event of Default. The Maturity Date (as defined in the Note) is extended to December 6, 2023. The liens, security interests, assignments and other rights evidenced by the Loan Documents are renewed and extended to secure payment of the Note as extended hereby. Any right or option of Borrower which purports to extend beyond such date is modified to expire on such date, unless the Maturity Date is further extended as provided in the Loan Documents. The extension evidenced hereby is the First Extension Option set forth in the Loan Agreement.
3.Intentionally Omitted.
4.Extension Fee. As consideration for the extension of the Maturity Date, contemporaneously with the execution and delivery of this Agreement and as a condition to its effectiveness, Borrower shall pay to Lender an extension fee in the amount of $88,425.00 in immediately available funds, which shall be fully earned by Lender as of the date of this Agreement.
5.Modifications of Loan Documents. The Loan Documents are modified as set forth on Schedule I attached hereto. When recorded, this Agreement will not contain Schedule I, but all unrecorded copies of this Agreement will contain Schedule I.
6.Release of Lender. Loan Parties hereby release, remise, acquit and forever discharge Lender, together with its respective agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, employees, subsidiary entities, parent entities, and related business divisions, past and present (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any Loan Document, or any of the transactions associated therewith, or the Property, including specifically but not limited to claims of usury, lack of consideration, fraudulent conveyance and lender liability. THE FOREGOING RELEASE INCLUDES ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, DAMAGES AND EXPENSES ARISING AS A RESULT OF THE NEGLIGENCE (BUT NOT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED PARTY) OF ONE OR MORE OF THE RELEASED PARTIES.
7.Representations of Borrower. Borrower hereby represents and warrants that (a) Borrower owns the Property; (b)  the Loan Documents to which Borrower is a party and this Agreement constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors’ rights or the collection of debtors’ obligations generally; (c) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; (d) to the best of Borrower’s knowledge there exists no uncured default under the Loan Documents; (e) to the best of Borrower’s knowledge, there are no offsets, claims or defenses to the Loan Documents; and (f) there has been no change in the organizational structure of Borrower since the date of the closing of the Loan and Borrower is currently duly organized and legally existing under the laws of its state of organization. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees actually incurred) incurred as a result of any representation or warranty made by Borrower herein proving to be untrue in any material respect.
8.Representations of Guarantor. Guarantor hereby represents and warrants that (a)  the Loan Documents to which Guarantor is a party and this Agreement constitute the legal, valid and binding obligations of Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors’ rights or the collection of debtors’ obligations generally; (b) the execution and delivery of this Agreement by Guarantor do not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, loan agreement, indenture or other contract, agreement or undertaking to which Guarantor is a party or by which Guarantor or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Guarantor is subject; (c) to the best of Guarantor’s knowledge there exists no uncured default under the Loan Documents; and (d) to the best of Guarantor’s knowledge, there are no offsets, claims or defenses to the Loan Documents. Guarantor agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees actually incurred) incurred as a result of any representation or warranty made by Guarantor herein proving to be untrue in any material respect.
9.Additional Documentation. Loan Parties, upon request from Lender, agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the Loan.
10.Default. If any Loan Party shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein proves to have been false or misleading in any material respect as of the date made, Borrower shall be deemed to be in default under the Loan Documents and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.
11.Recordation; Title Insurance. Contemporaneously herewith, Lender will deliver this Agreement for recording in the appropriate records of the county where the Property is located at Borrower’s expense and Borrower shall, at its sole cost and expense, obtain and deliver to Lender an endorsement of the Mortgagee Title Policy dated January 21, 2020, Policy No. [Intentionally omitted] issued by Fidelity National Title Insurance Company insuring the lien of the Security Instrument, under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement. .
12.Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. The Loan Documents, as modified and amended hereby, are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Note. All references in any of the Loan Documents to a Loan Document shall hereafter refer to such Loan Document as amended hereby.
13.Integration. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements with respect to the matters set forth herein. No modification of this Agreement or any waiver of rights hereunder shall be effective unless made by supplemental agreement, in writing, executed by Lenders and Loan Parties. Lenders and Loan Parties further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.
14.Costs and Expenses. Contemporaneously with the execution and delivery of this Agreement and as a condition to its effectiveness, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation, any Title Insurance and Title Insurance endorsement charges, recording fees and fees and expenses of legal counsel to Lender.
15.Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.
16.Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.
17.Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
18.Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.
19.CHOICE OF LAW AND VENUE. SECTION 9.12 OF THE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AS IF THE SAME WERE CONTAINED HEREIN.
20.Notice of Final Agreement. Loan Parties and Lender hereby take notice of and agree to the following:

F.PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.
G.PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.
H.THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
IN WITNESS WHEREOF, Loan Parties and Lender have executed this Agreement on the respective dates of acknowledgement to be effective as of the date first above written.
REMAINDER OF PAGE INTENTIONALLY BLANK
SIGNATURE PAGES FOLLOW

SIGNATURE PAGE OF BORROWER TO
SECOND MODIFICATION AGREEMENT

STRATUS KINGWOOD PLACE, L.P., a Texas limited partnership

By:    Stratus Northpark, L.L.C., a Texas limited liability company, General Partner

    By:    /s/ Erin D. Pickens
        Erin D. Pickens, Senior Vice President

STATE OF TEXAS        §
                §
COUNTY OF TRAVIS    §
This instrument was acknowledged before me on December 14, 2022, by Erin D. Pickens, Senior Vice President of Stratus Northpark, L.L.C., a Texas limited liability company, as General Partner of STRATUS KINGWOOD PLACE, L.P., a Texas limited partnership, on behalf of said partnership.
[S E A L]    /s/ Leticia L. Silva
    Notary Public, State of Texas
My commission expires:
        Leticia L. Silva
02-21-2023.        (printed name)

SIGNATURE PAGE OF GUARANTOR TO
SECOND MODIFICATION AGREEMENT

STRATUS PROPERTIES INC.,
a Delaware corporation

By: /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

STATE OF TEXAS        §
                §
COUNTY OF TRAVIS    §
This instrument was ACKNOWLEDGED before me this 14th day of December, 2022, by Erin D. Pickens, Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, on behalf of said corporation.
[S E A L]    /s/ Leticia L. Silva
    Notary Public - State of Texas
My Commission Expires:
        Leticia L. Silva
02-21-2023        Printed Name of Notary Public

SIGNATURE PAGE OF LENDER TO
SECOND MODIFICATION AGREEMENT

LENDER:

COMERICA BANK

By: /s/ Elaine Houston
Name: Elaine Houston
Title: Vice President

THE STATE OF TEXAS    §
                §
COUNTY OF HARRIS    §
This instrument was acknowledged before me on December 15, 2022, by Elaine Houston, Vice President of COMERICA BANK, a Texas banking association, on behalf of said banking association.
[SEAL]

/s/ Leticia L. Silva
Notary Public, State of Texas

LIST OF EXHIBITS AND SCHEDULES
TO
Second Modification Agreement

The following list of exhibits and schedules is provided pursuant to Item 601(a)(5) of Regulation S-K. These exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of the exhibits and schedules to the Securities and Exchange Commission upon request.

Exhibit A – Legal Description of Property

Schedule I – Modifications of Loan Documents1

1 Schedule I has been filed as an exhibit to this Second Modification Agreement.

SCHEDULE I
1.Note. The Note is modified as follows:
a.The following defined terms are hereby added to the Note:
“Applicable Floor” means, as applicable, 0.50% per annum with respect to the BSBY Rate and 0.50% with respect to the Prime Referenced Rate.
“BSBY Rate” means, for any Interest Period, the rate per annum equal to the BSBY Screen Rate at or about 8:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical) as determined for each Interest Period, two (2) Business Days prior to the beginning of such Interest Period with a term of one (1) month; provided that, except for a determination by Bank pursuant to this Note, if such rate is not published on such determination date then the rate will be the BSBY Screen Rate on the first Business Day immediately prior thereto; provided, however, and notwithstanding anything to the contrary set forth in this Note, if at any time the BSBY Rate determined as provided herein would be less than the Applicable Floor, then the BSBY Rate shall be deemed to be the Applicable Floor.
“BSBY Rate-based Advance” means an Advance which bears interest at the BSBY Rate plus the Applicable Margin, subject to the terms of this Note.
“BSBY Screen Rate” means the Bloomberg Short-Term Bank Yield Index rate (“BSBY”), as administered by Bloomberg Index Services Limited (or any successor administrator) and published on the Bloomberg Short-Term Bank Yield Index website at https://www.bloomberg.com/professional/product/indices/bsby/ (or any successor website), or such other commercially available source providing such rate or quotations as may be designated by Bank from time to time.
b.The following defined terms are hereby deleted from the Note:
“LIBOR-based Rate”
“LIBOR Lending Office”
“LIBOR Rate”

c.The following defined terms are hereby amended and restated in their entirety to read as follows:
“Applicable Interest Rate” means, in respect of all or any part of the Indebtedness hereunder, either the BSBY Rate plus the Applicable Margin (subject to the terms of this Note) or the Prime Referenced Rate plus the Appliacble Margin, as otherwise determined in accordance with the terms and conditions of this Note.
“Applicable Margin” means, (i) with respect to any principal accruing interest at the BSBY Rate, 2.75% per annum, or (ii) with respect to any principal accruing interest at the Prime Referenced Rate, 1.25% per annum.

“Business Day” means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in Dallas, Texas; provided, however, for purposes of determining the BSBY Rate, a Business Day shall also exclude a day on which the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the fixed income departments of its members be closed fo rht entire day for purposes of trading in U.S. Government Securities.
“Specified Hedging Agreement” means any agreement or other documentation between the undersigned (or any of them) and Bank providing for an interest rate swap that does not provide for a minimum rate of zero percent (0%) with respect to determinations of the BSBY Rate, as applicable, for the purposes of such interest rate swap (e.g., determines the floating amount by using the “negative interest rate method” rather than the “zero interest rate method” in the case of any such interest rate swap made under any master agreement or other documentation published by the International Swaps and Derivatives Association, Inc.).
d.All references in the Note to “LIBOR-based Rate” are hereby replaced with “BSBY Rate”.
e.The paragraph of the Note provided below as (e)(i) is hereby amended and restated in its entirety with the paragraph provided below as (e)(ii):
i.In the event that the LIBOR-based Rate plus the Applicable Margin is the Applicable Interest Rate for the principal Indebtedness outstanding under this Note, and any payment or prepayment of any such Indebtedness shall occur on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, required payment or otherwise), or if the undersigned shall fail to make any payment of principal or interest hereunder at any time that the LIBOR-based Rate is the basis for the Applicable Interest Rate hereunder in respect of such Indebtedness, the undersigned shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties (“LIBOR Costs”). Such amount payable by the undersigned to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, for the period from the date of such prepayment through the last day of the relevant Interest Period, at the applicable rate of interest provided under this Note, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant Indebtedness hereunder through the purchase of an underlying deposit in an amount equal to the amount of such Indebtedness and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund the Indebtedness hereunder in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of the undersigned, Bank shall deliver to the undersigned a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error. The undersigned may prepay all or any part of the outstanding balance of any Indebtedness hereunder at any time without premium or penalty, provided, however, that if the undersigned prepays any part of the outstanding balance of any Indebtedness hereunder which is bearing interest at such time based upon the LIBOR-based Rate, the undersigned shall pay to the Bank LIBOR Costs incurred by the Bank due to such prepayment. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Partial prepayments hereunder shall be applied to the installments hereunder in the inverse order of their maturities.
ii.In the event that the BSBY Rate is the basis for the Applicable Interest Rate for the principal Indebtedness outstanding under this Note, and any payment or prepayment of any such Indebtedness shall occur on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, required payment or otherwise), or if the undersigned shall fail to make any payment of principal or interest hereunder at any time that such BSBY Rate is the basis for the Applicable Interest Rate hereunder in respect of such Indebtedness, the undersigned shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties whether or not Bank shall have funded or committed to fund such Advance. Such amount payable by the undersigned to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, for the period from the date of such prepayment or of such failure to borrow, through the last day of the relevant Interest Period, at the applicable rate of interest for such Advance provided under this Note, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant Advance at the BSBY Rate through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund any Advance based on the BSBY Rate in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of the undersigned, Bank shall deliver to the undersigned a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error. The undersigned may prepay all or any part of the outstanding balance of any Indebtedness hereunder which at any time without premium or penalty. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Partial prepayments hereunder shall be applied to the installments hereunder in the inverse order of their maturities.
f.The paragraph of the Note provided below as (f)(i) is hereby amended and restated in its entirety with the paragraph provided below as (f)(ii):
i.If any Change in Law shall make it unlawful or impossible for the Bank (or its LIBOR Lending Office) to maintain any of the Indebtedness under this Note with interest based upon the LIBOR-based Rate, Bank shall forthwith give notice thereof to the undersigned. Thereafter, (a) until Bank notifies the undersigned that such conditions or circumstances no longer exist, any obligation of the Bank to maintain any of the Indebtedness hereunder at an Applicable Interest Rate based upon the LIBOR-based Rate shall be suspended, and thereafter, the Prime Referenced Rate plus the Applicable Margin shall be the Applicable Interest Rate for the Indebtedness hereunder during such period of time, and (b) if Bank may not lawfully continue to maintain the Indebtedness hereunder at an Applicable Interest Rate based upon the LIBOR-based Rate to the end of the then current Interest Period applicable thereto, the Prime Referenced Rate plus the Applicable Margin shall be the Applicable Interest Rate for the remainder of such Interest Period.
If any Change in Law: (a) shall subject Bank (or its LIBOR Lending Office) to any tax, duty or other charge with respect to this Note or any Indebtedness hereunder, or shall change the basis of taxation of payments to Bank (or its LIBOR Lending Office) of the principal of or interest under this Note or any other amounts due under this Note in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its LIBOR Lending Office imposed by the jurisdiction in which Bank’s principal executive office or LIBOR Lending Office is located); or (b)

shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its LIBOR Lending Office), or shall impose on Bank (or its LIBOR Lending Office) or the foreign exchange and interbank markets any other condition affecting this Note or the Indebtedness hereunder; and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the Indebtedness hereunder or to reduce the amount of any sum received or receivable by Bank under this Note by an amount deemed by the Bank to be material, then the undersigned shall pay to Bank, within fifteen (15) days of the undersigned’s receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to the undersigned, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.
ii.If any Change in Law shall make it unlawful or impossible for the Bank to maintain any of the Indebtedness under this Note with interest based upon the BSBY Rate, Bank shall forthwith give notice thereof to the undersigned. Thereafter, (a) until Bank notifies the undersigned that such conditions or circumstances no longer exist, any obligation of the Bank to maintain any of the Indebtedness hereunder at an Applicable Interest Rate based upon the BSBY Rate shall be suspended, and thereafter, the Prime Referenced Rate plus the Applicable Margin shall be the Applicable Interest Rate for the Indebtedness hereunder during such period of time, and (b) if Bank may not lawfully continue to maintain the Indebtedness hereunder at an Applicable Interest Rate based upon the BSBY Rate to the end of the then current Interest Period applicable thereto, the Prime Referenced Rate plus the Applicable Margin shall be the Applicable Interest Rate for the remainder of such Interest Period.
If any Change in Law shall (a) subject Bank to any tax, duty or other charge with respect to this Note or any Indebtedness hereunder, or shall change the basis of taxation of payments to Bank of the principal of or interest under this Note or any other amounts due under this Note in respect thereof (except for changes in the rate of tax on the overall net income of Bank imposed by the jurisdiction in which Bank’s principal executive office is located); or (b) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank, or shall impose on

Bank or the interbank markets any other condition affecting this Note or the Indebtedness hereunder; and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the Indebtedness hereunder or to reduce the amount of any sum received or receivable by Bank under this Note by an amount deemed by the Bank to be material, then the undersigned shall pay to Bank, within fifteen (15) days of the undersigned’s receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to the undersigned, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.
g.The following paragraph of the Note is deleted in its entirety:
For any Indebtedness hereunder for which the Applicable Interest Rate is at any time based upon the LIBOR-based Rate, if Bank shall designate a LIBOR Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying this Note and the relevant Indebtedness hereunder on the books of such LIBOR Lending Office.
2.Loan Agreement. The Loan Agreement is modified as follows:
a.The paragraph of the Loan Agreement provided below as (a)(i) is hereby amended and restated in its entirety with the paragraph provided below as (a)(ii):
i.During the Extension Periods, no further Advances will be available from the Loan and the Loan Documents will be deemed to be automatically modified to reduce the total committed and available amount of the Loan from its original amount to the outstanding principal amount of the Loan as of the commencement of the First Extension Period. In addition, commencing on the first (1st) day of the first month after the commencement of the First Extension Period and continuing on the first (1st) day of each month thereafter until the First Extended Maturity Date, Borrower shall pay a monthly payment of principal (each a “Monthly Principal Installment”) in an amount equal to 1/24th of the total principal which would be payable during the first twenty-four (24) months of a 30 year mortgage-style amortization of the then outstanding principal balance of the Loan based on an interest rate of six and one-half percent (6.5%) per annum, which installments of principal shall be due and payable in addition to accrued interest due and payable under the Note on each such date.
ii.During the First Extension Period, no further Advances will be available from the Loan (except for Advances made in accordance with this

Agreement with respect to tenant improvements and leasing commissions requested in accordance with the Budget). Commencing on the first (1st) day of the first month after the commencement of the First Extension Period and continuing on the first (1st) day of each month thereafter until the First Extended Maturity Date, Borrower shall pay a monthly payment of principal (each a “Monthly Principal Installment”) in an amount equal to $29,200.00, which installments of principal shall be due and payable in addition to accrued interest due and payable under the Note on each such date.
b.The paragraph of the Loan Agreement provided below as (b)(i) is hereby amended and restated in its entirety with the paragraph provided below as (b)(ii):
i.Borrower shall continue to pay a monthly payment of principal equal to the Monthly Principal Installment on the first (1st) day of each month during the Second Extension Period, which installments of principal shall be due and payable in addition to accrued interest due and payable under the Note on each such date.
ii.During the Second Extension Period, no further Advances will be available from the Loan and the Loan Documents will be deemed to be automatically modified to reduce the total committed and available amount of the Loan from its original amount to the outstanding principal amount of the Loan as of the commencement of the Second Extension Period. In addition, Borrower shall continue to pay a monthly payment of principal equal to the Monthly Principal Installment on the first (1st) day of each month during the Second Extension Period, which installments of principal shall be due and payable in addition to accrued interest due and payable under the Note on each such date.